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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 28, 1998 appearing in the combined Wisconsin Energy Corporation and Wisconsin Electric Power Company Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
February 26, 1999